Exhibit 99.2

Devon Energy Second-Quarter 2025

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings	10

EBITDAX, Net Debt and Net Debt-to-EBITDAX	11

Free Cash Flow, Adjusted Free Cash Flow and Reinvestment Rate	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil, gas and NGL sales	$2,710	$3,126	$3,086	$2,665	$2,796
Oil, gas and NGL derivatives (1)	236	(98)	(84)	227	23
Marketing and midstream revenues	1,338	1,424	1,401	1,132	1,098

Total revenues	4,284	4,452	4,403	4,024	3,917

Production expenses (2)	899	912	881	763	788
Exploration expenses	20	10	12	4	3
Marketing and midstream expenses	1,357	1,436	1,402	1,149	1,108
Depreciation, depletion and amortization	914	912	971	794	768
Asset impairments	—	254	—	—	—
Asset dispositions	(307)	2	(5)	—	15
General and administrative expenses	113	130	155	117	114
Financing costs, net (3)	116	123	123	88	76
Other, net	11	27	24	45	5

Total expenses	3,123	3,806	3,563	2,960	2,877

Earnings before income taxes	1,161	646	840	1,064	1,040
Income tax expense (4)	244	137	187	239	185

Net earnings	917	509	653	825	855
Net earnings attributable to noncontrolling interests	18	15	14	13	11

Net earnings attributable to Devon	$899	$494	$639	$812	$844

Net earnings per share:
Basic net earnings per share	$1.42	$0.77	$0.98	$1.31	$1.35
Diluted net earnings per share	$1.41	$0.77	$0.98	$1.30	$1.34
Weighted average common shares outstanding:
Basic	635	643	650	622	626
Diluted	636	645	651	623	628

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Derivative cash settlements	$67	$(10)	$58	$61	$54
Derivative valuation changes	169	(88)	(142)	166	(31)

Oil, gas and NGL derivatives	$236	$(98)	$(84)	$227	$23

(2) PRODUCTION EXPENSES
(in millions)	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Lease operating expense	$483	$479	$445	$366	$383
Gathering, processing & transportation	219	204	213	200	197
Production taxes	180	212	206	179	188
Property taxes	17	17	17	18	20

Production expenses	$899	$912	$881	$763	$788

(3) FINANCING COSTS, NET
(in millions)	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Interest based on debt outstanding	$126	$127	$128	$98	$88
Interest income	(14)	(10)	(16)	(19)	(14)
Other	4	6	11	9	2

Financing costs, net	$116	$123	$123	$88	$76

(4) INCOME TAX EXPENSE
(in millions)	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Current expense	$226	$96	$119	$75	$146
Deferred expense	18	41	68	164	39

Income tax expense	$244	$137	$187	$239	$185

CONSOLIDATED BALANCE SHEETS

(in millions)	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Current assets:
Cash, cash equivalents and restricted cash	$1,759	$1,234	$846	$676	$1,169
Accounts receivable	1,853	2,036	1,972	1,779	1,589
Inventory	327	332	294	293	258
Other current assets	384	303	315	484	343

Total current assets	4,323	3,905	3,427	3,232	3,359
Oil and gas property and equipment, based on successful efforts accounting, net	23,428	23,429	23,198	23,155	18,216
Other property and equipment, net	1,687	1,653	1,813	1,795	1,569

Total property and equipment, net	25,115	25,082	25,011	24,950	19,785
Goodwill	753	753	753	753	753
Right-of-use assets	185	127	303	317	297
Investments	640	713	727	718	704
Other long-term assets	374	348	268	293	264

Total assets	$31,390	$30,928	$30,489	$30,263	$25,162

Current liabilities:
Accounts payable	$885	$923	$806	$995	$754
Revenues and royalties payable	1,440	1,588	1,432	1,423	1,363
Short-term debt	485	485	485	—	475
Income taxes payable	190	117	23	4	2
Other current liabilities	537	505	563	484	422

Total current liabilities	3,537	3,618	3,309	2,906	3,016
Long-term debt	8,393	8,395	8,398	8,884	5,665
Lease liabilities	113	77	320	328	315
Asset retirement obligations	839	835	770	765	691
Other long-term liabilities	1,008	1,041	840	820	829
Deferred income taxes	2,208	2,189	2,148	2,082	1,917
Stockholders’ equity:
Common stock	64	64	65	66	63
Additional paid-in capital	5,864	6,096	6,387	6,662	5,478
Retained earnings	9,252	8,506	8,166	7,670	7,132
Accumulated other comprehensive loss	(120)	(121)	(122)	(121)	(122)

Total stockholders’ equity attributable to Devon	15,060	14,545	14,496	14,277	12,551
Noncontrolling interests	232	228	208	201	178

Total equity	15,292	14,773	14,704	14,478	12,729

Total liabilities and equity	$31,390	$30,928	$30,489	$30,263	$25,162

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Cash flows from operating activities:
Net earnings	$917	$509	$653	$825	$855
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	914	912	971	794	768
Asset impairments	—	254	—	—	—
Leasehold impairments	7	5	3	1	1
Accretion of liabilities	3	6	6	2	—
Total (gains) losses on commodity derivatives	(236)	98	84	(227)	(23)
Cash settlements on commodity derivatives	67	(10)	58	61	54
(Gains) losses on asset dispositions	(307)	2	(5)	—	15
Deferred income tax expense	18	41	68	164	39
Share-based compensation	23	30	24	24	27
Other	5	(22)	4	3	—
Changes in assets and liabilities, net	134	117	(202)	16	(201)

Net cash from operating activities	1,545	1,942	1,664	1,663	1,535

Cash flows from investing activities:
Capital expenditures	(956)	(934)	(926)	(877)	(948)
Acquisitions of property and equipment	(16)	(8)	(116)	(3,602)	(82)
Divestitures of property, equipment and investments	372	133	6	—	1
Grayson Mill acquired cash	—	—	—	147	—
Distributions from investments	11	9	33	13	11
Contributions to investments and other	(8)	(2)	(40)	(30)	(1)

Net cash from investing activities	(597)	(802)	(1,043)	(4,349)	(1,019)

Cash flows from financing activities:
Borrowings of long-term debt, net of issuance costs	—	—	—	3,219	—
Repayments of long-term debt	—	—	—	(472)	—
Repurchases of common stock	(249)	(301)	(301)	(295)	(256)
Dividends paid on common stock	(156)	(163)	(143)	(272)	(223)
Contributions from noncontrolling interests	—	14	8	20	12
Distributions to noncontrolling interests	(14)	(9)	(15)	(10)	(19)
Repayment of finance lease	—	(274)	—	—	—
Shares exchanged for tax withholdings and other	(5)	(19)	1	2	(9)

Net cash from financing activities	(424)	(752)	(450)	2,192	(495)

Effect of exchange rate changes on cash	1	—	(1)	1	(1)

Net change in cash, cash equivalents and restricted cash	525	388	170	(493)	20
Cash, cash equivalents and restricted cash at beginning of period	1,234	846	676	1,169	1,149

Cash, cash equivalents and restricted cash at end of period	$1,759	$1,234	$846	$676	$1,169

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,713	$1,198	$811	$645	$1,140
Restricted cash	46	36	35	31	29

Total cash, cash equivalents and restricted cash	$1,759	$1,234	$846	$676	$1,169

PRODUCTION

	$		$		$		$		$
	2025				2024
	Quarter 2		Quarter 1		Quarter 4		Quarter 3		Quarter 2
Oil (MBbls/d)
Delaware Basin		228		216		221		227		221
Rockies		104		112		110		48		50
Eagle Ford		39		45		49		44		46
Anadarko Basin		13		11		14		13		14
Other		3		4		4		3		4

Total		387		388		398		335		335

Natural gas liquids (MBbls/d)
Delaware Basin		133		118		127		134		121
Rockies		47		44		43		15		14
Eagle Ford		11		15		21		16		17
Anadarko Basin		31		26		30		29		30
Other		—		—		—		—		—

Total		222		203		221		194		182

Gas (MMcf/d)
Delaware Basin		823		744		755		764		712
Rockies		228		233		230		96		89
Eagle Ford		62		117		130		93		92
Anadarko Basin		274		252		255		241		244
Other		1		—		1		—		—

Total		1,388		1,346		1,371		1,194		1,137

Total oil equivalent (MBoe/d)
Delaware Basin		498		458		474		488		461
Rockies		189		195		191		79		79
Eagle Ford		60		79		92		75		79
Anadarko Basin		90		79		87		82		84
Other		4		4		4		4		4

Total		841		815		848		728		707

CAPITAL EXPENDITURES

	$		$		$		$		$
	2025				2024
	Quarter 2		Quarter 1		Quarter 4		Quarter 3		Quarter 2
(in millions)
Delaware Basin		$472		$493		$448		$495		$505
Rockies		224		215		268		89		84
Eagle Ford		118		151		107		173		180
Anadarko Basin		44		46		44		56		56
Other		2		3		5		4		3

Total upstream capital		$860		$908		$872		$817		$828

Carbon capital		30		22		12		26		24
Midstream and Corporate		42		34		42		35		38

Capital expenditures		$932		$964		$926		$878		$890

Acquisitions (1)		16		8		116		38		81

Total capital		$948		$972		$1,042		$916		$971

(1)	Q3 2024 excludes $5,045 million related to the Grayson Mill acquisition.

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

	$	$	$	$	$
GROSS OPERATED SPUDS
	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	57	73	67	75	73
Rockies	23	24	24	8	12
Eagle Ford	22	30	12	28	28
Anadarko Basin	11	5	2	9	13

Total	113	132	105	120	126

GROSS OPERATED WELLS TIED-IN
	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	57	79	55	55	62
Rockies	30	16	30	7	3
Eagle Ford	10	35	23	31	23
Anadarko Basin	13	6	20	15	26

Total	110	136	128	108	114

NET OPERATED WELLS TIED-IN
	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	46	54	50	39	44
Rockies	27	13	27	6	2
Eagle Ford	7	26	13	24	15
Anadarko Basin	5	2	8	6	14

Total	85	95	98	75	75

AVERAGE LATERAL LENGTH
(based on wells tied-in)	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	10,500’	10,300’	11,500’	10,500’	10,200’
Rockies	12,300’	12,200’	10,150’	14,500’	15,500’
Eagle Ford	8,200’	7,800’	7,700’	7,600’	6,800’
Anadarko Basin	10,000’	12,500’	10,000’	11,000’	8,700’

Total	10,300’	10,700’	9,900’	10,000’	9,300’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$63.95	$71.50	$70.32	$75.20	$80.62
Natural Gas ($/Mcf) - Henry Hub	$3.44	$3.65	$2.79	$2.15	$1.89
NGL ($/Bbl) - Mont Belvieu Blended	$25.58	$29.65	$27.80	$25.20	$26.33

REALIZED PRICES

	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (Per Bbl)
Delaware Basin	$62.60	$70.28	$69.06	$74.24	$79.62
Rockies	59.05	66.40	65.67	70.39	75.73
Eagle Ford	63.14	69.85	69.25	74.92	80.45
Anadarko Basin	62.09	71.15	67.46	73.13	78.36

Realized price without hedges	61.70	69.13	68.11	73.74	79.10
Cash settlements	1.27	0.02	1.08	0.52	(0.15)

Realized price, including cash settlements	$62.97	$69.15	$69.19	$74.26	$78.95

Natural gas liquids (Per Bbl)
Delaware Basin	$19.10	$22.76	$21.79	$19.21	$19.59
Rockies	9.27	14.72	12.88	8.09	9.44
Eagle Ford	23.03	28.65	26.40	24.18	23.07
Anadarko Basin	22.41	26.91	25.45	22.35	22.16

Realized price without hedges	17.71	22.03	21.07	19.25	19.60
Cash settlements	0.11	(0.10)	(0.06)	0.11	0.11

Realized price, including cash settlements	$17.82	$21.93	$21.01	$19.36	$19.71

Gas (Per Mcf)
Delaware Basin	$1.34	$2.47	$1.01	$0.04	$0.17
Rockies	(0.50)	1.48	0.59	(0.85)	(0.46)
Eagle Ford	3.01	3.36	2.31	1.80	1.48
Anadarko Basin	2.86	3.42	2.27	1.74	1.70

Realized price without hedges	1.41	2.55	1.30	0.45	0.55
Cash settlements	0.15	(0.07)	0.16	0.39	0.55

Realized price, including cash settlements	$1.56	$2.48	$1.46	$0.84	$1.10

Total oil equivalent (Per Boe)
Delaware Basin	$35.92	$43.00	$39.66	$39.85	$43.63
Rockies	34.29	43.29	41.37	43.11	49.22
Eagle Ford	48.32	49.75	46.46	50.89	54.03
Anadarko Basin	25.28	29.96	26.54	24.69	25.53

Realized price without hedges	35.43	42.58	39.57	39.80	43.44
Cash settlements	0.87	(0.13)	0.75	0.91	0.85

Realized price, including cash settlements	$36.30	$42.45	$40.32	$40.71	$44.29

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$63.95	$71.50	$70.32	$75.20	$80.62
Natural Gas ($/Mcf) - Henry Hub	$3.44	$3.65	$2.79	$2.15	$1.89
NGL ($/Bbl) - Mont Belvieu Blended	$25.58	$29.65	$27.80	$25.20	$26.33

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin
Realized price	$35.92	$43.00	$39.66	$39.85	$43.63
Lease operating expenses	(5.54)	(5.74)	(4.93)	(4.69)	(5.31)
Gathering, processing & transportation	(3.17)	(3.00)	(2.92)	(2.79)	(2.89)
Production & property taxes	(2.63)	(3.13)	(2.91)	(2.99)	(3.31)

Field-level cash margin	$24.58	$31.13	$28.90	$29.38	$32.12

Rockies
Realized price	$34.29	$43.29	$41.37	$43.11	$49.22
Lease operating expenses	(9.13)	(9.31)	(8.63)	(10.83)	(10.43)
Gathering, processing & transportation	(0.86)	(1.14)	(1.22)	(2.33)	(2.47)
Production & property taxes	(2.85)	(3.83)	(3.66)	(4.56)	(5.22)

Field-level cash margin	$21.45	$29.01	$27.86	$25.39	$31.10

Eagle Ford
Realized price	$48.32	$49.75	$46.46	$50.89	$54.03
Lease operating expenses	(7.52)	(6.65)	(5.59)	(6.57)	(7.03)
Gathering, processing & transportation	(1.94)	(2.47)	(2.21)	(2.02)	(2.03)
Production & property taxes	(3.02)	(2.65)	(2.41)	(2.79)	(2.82)

Field-level cash margin	$35.84	$37.98	$36.25	$39.51	$42.15

Anadarko Basin
Realized price	$25.28	$29.96	$26.54	$24.69	$25.53
Lease operating expenses	(2.98)	(3.20)	(2.72)	(2.92)	(3.16)
Gathering, processing & transportation	(6.13)	(6.01)	(5.74)	(5.78)	(5.70)
Production & property taxes	(1.32)	(1.62)	(1.20)	(1.17)	(1.19)

Field-level cash margin	$14.85	$19.13	$16.88	$14.82	$15.48

Devon - Total
Realized price	$35.43	$42.58	$39.57	$39.80	$43.44
Lease operating expenses	(6.31)	(6.53)	(5.70)	(5.46)	(5.95)
Gathering, processing & transportation	(2.86)	(2.78)	(2.74)	(2.98)	(3.07)
Production & property taxes	(2.58)	(3.11)	(2.86)	(2.95)	(3.23)

Field-level cash margin	$23.68	$30.16	$28.27	$28.41	$31.19

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on second-quarter 2025 and first-quarter 2025 earnings.

	Quarter Ended June 30, 2025
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$1,161	$917	$899	$1.41
Adjustments:
Asset dispositions (1)	(307)	(239)	(239)	(0.38)
Asset and exploration impairments	4	2	2	0.01
Fair value changes in financial instruments	(172)	(133)	(133)	(0.21)
Restructuring and transaction costs	9	7	7	0.01

Core earnings (Non-GAAP)	$695	$554	$536	$0.84

(1)	The divestiture of our equity interest in Matterhorn drove our Q2 current tax higher, with approximately $100 million of current tax.

	Quarter Ended March 31, 2025
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$646	$509	$494	$0.77
Adjustments:
Asset dispositions	2	1	1	—
Asset and exploration impairments	259	202	202	0.31
Fair value changes in financial instruments	88	68	68	0.11
Restructuring and transaction costs	18	14	14	0.02

Core earnings (Non-GAAP)	$1,013	$794	$779	$1.21

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q2 ‘25	Q1 ‘25	Q4 ‘24	Q3 ‘24	TTM	Q2 ‘24
Net earnings (GAAP)	$917	$509	$653	$825	$2,904	$855
Financing costs, net	116	123	123	88	450	76
Income tax expense	244	137	187	239	807	185
Exploration expenses	20	10	12	4	46	3
Depreciation, depletion and amortization	914	912	971	794	3,591	768
Asset impairments	—	254	—	—	254	—
Asset dispositions	(307)	2	(5)	—	(310)	15
Share-based compensation	22	24	24	24	94	26
Derivative & financial instrument non-cash val. changes	(169)	88	142	(166)	(105)	31
Accretion on discounted liabilities and other	11	27	24	45	107	5

EBITDAX (Non-GAAP)	$1,768	$2,086	$2,131	$1,853	$7,838	$1,964

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Total debt (GAAP)	$8,878	$8,880	$8,883	$8,884	$6,140
Less:
Cash, cash equivalents and restricted cash	(1,759)	(1,234)	(846)	(676)	(1,169)

Net debt (Non-GAAP)	$7,119	$7,646	$8,037	$8,208	$4,971

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Net debt (Non-GAAP)	$7,119	$7,646	$8,037	$8,208	$4,971
EBITDAX (Non-GAAP) (1)	$7,838	$8,034	$7,739	$7,496	$7,668

Net debt-to-EBITDAX (Non-GAAP)	0.9	1.0	1.0	1.1	0.6

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Total operating cash flow (GAAP)	$1,545	$1,942	$1,664	$1,663	$1,535
Less capital expenditures:	(956)	(934)	(926)	(877)	(948)

Free cash flow (Non-GAAP)	$589	$1,008	$738	$786	$587

ADJUSTED FREE CASH FLOW

Devon is committed to returning cash flow to shareholders through dividends and share repurchases. Adjusted free cash flow is calculated as total operating cash flow before balance sheet changes less accrued capital expenditures.

	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Total operating cash flow (GAAP)	$1,545	$1,942	$1,664	$1,663	$1,535
Changes in assets and liabilities	(134)	(117)	202	(16)	201
Cash flow before balance sheet changes (Non-GAAP)	1,411	1,825	1,866	1,647	1,736
Capital expenditures (Accrued) (1)	(948)	(972)	(1,042)	(916)	(971)

Adjusted free cash flow (Non-GAAP)	$463	$853	$824	$731	$765

(1)	Q3 2024 excludes $5,045 million related to the Grayson Mill acquisition.

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	2025		2024
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Capital expenditures (Accrued) (1)	$948	$972	$1,042	$916	$971
Operating cash flow	$1,545	$1,942	$1,664	$1,663	$1,535

Reinvestment rate (Non-GAAP)	61%	50%	63%	55%	63%

(1)	Q3 2024 excludes $5,045 million related to the Grayson Mill acquisition.

THIRD-QUARTER AND FULL-YEAR 2025 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil (MBbls/d)	384	390	384	390
Natural gas liquids (MBbls/d)	218	224	214	220
Gas (MMcf/d)	1,360	1,400	1,360	1,390

Total oil equivalent (MBoe/d)	829	847	825	842

CAPITAL EXPENDITURES GUIDANCE

	Quarter 3		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$820	$860	$3,400	$3,525
Carbon capital	35	45	100	125
Midstream and other capital	15	25	100	150

Total capital	$870	$930	$3,600	$3,800

PRICE REALIZATIONS GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	99%	95%	99%
NGL - % of WTI	28%	32%	28%	32%
Natural gas - % of Henry Hub	45%	55%	50%	55%

OTHER GUIDANCE ITEMS

	Quarter 3		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing and midstream operating profit	$(25)	$(15)	$(80)	$(60)
LOE and GP&T per BOE	$8.90	$9.30	$8.80	$9.20
Production and property taxes as % of upstream sales	7.0%	7.8%	7.0%	7.8%
Exploration expenses	$5	$15	$35	$55
Depreciation, depletion and amortization	$875	$925	$3,575	$3,675
General and administrative expenses	$110	$120	$450	$490
Financing costs, net	$105	$115	$440	$460
Other expenses	$—	$10	$15	$30

INCOME TAX GUIDANCE

	Quarter 3		Full Year
(% of pre-tax earnings)	Low	High	Low	High
Current income tax rate	(1)%	1%	9%	11%
Deferred income tax rate	22%	24%	11%	13%

Total income tax rate	~23%		~22%

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2025 & 2026 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q3-Q4 2025	9,000	$71.52	105,000	$66.35	$75.36

	Three Way Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q3-Q4 2025	13,000	$50.77	$65.00	$77.37
Q1-Q4 2026	76,984	$50.23	$60.39	$72.82

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q3-Q4 2025	Midland Sweet	63,000	$1.00
Q3 2025	NYMEX Roll	9,967	$1.03
Q4 2025	NYMEX Roll	13,000	$1.05
Q1-Q4 2026	Midland Sweet	46,000	$1.10

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q3 2025	302,000	$3.40	170,000	$3.00	$3.80
Q4 2025	245,000	$3.51	170,000	$3.00	$3.80
Q1-Q4 2026	247,500	$3.80	160,000	$3.14	$4.88

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q3–Q4 2025	Houston Ship Channel	230,000	$(0.35)
Q3–Q4 2025	WAHA	200,000	$(1.53)
Q1–Q4 2026	Houston Ship Channel	50,000	$(0.29)
Q1–Q4 2026	WAHA	70,000	$(1.76)

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2025 & 2026 HEDGING POSITIONS (continued)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q3-Q4 2025	Natural Gasoline	3,000	$63.35
Q3-Q4 2025	Normal Butane	323	$39.90
Q3-Q4 2025	Propane	3,000	$32.29

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of June 30, 2025.

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